As filed with the Securities and Exchange Commission on September 22, 2000 Registration No. 333-59331

SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DOCUMENTUM, INC.
(Exact name of registrant as specified in its charter)

Delaware	7372	95-4261421
(State of Incorporation)	(Primary Standard Industrial	(I.R.S. Employer Identification No.)
	Classification Code Number)

6801 Koll Center Parkway
Pleasanton, California 94566-3145
(Address, including zip code, and telephone number, including area code of Registrant's principal executive offices)

Jeffrey A. Miller

President and Chief Executive Officer
6801 Koll Center Parkway
Pleasanton, California 94566-3145
(925) 600-6800
(Name, address, including zip code, and telephone number, including area code, of agent for service)

  Copies to:
 JAMES F. FULTON, JR., ESQ.
Cooley Godward LLP
 Five Palo Alto Square,  3000 El Camino Real
Palo Alto, CA 94306-2155
 (650) 843-5000

Termination of Offering and Removal
Of Securities from Registration

     The Registrant hereby withdraws from registration 521,031 shares of its Common Stock, less any amounts which have been previously sold or transferred.

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SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, September 21, 2000.

DOCUMENTUM, INC.

By:	/s/ JEFFREY A. MILLER

Jeffrey A. Miller
President and Chief Executive Officer

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     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capabilities and on the date indicated.

	SIGNATURE	TITLE	DATE

/s/ JEFFREY A. MILLER

	Jeffrey A. Miller	President, Chief Executive Officer	September 21,
2000
/s/ BOB L. COREY

	Bob L. Corey	Chief Financial Officer	September 21,
2000

*

	Robert Adams	Director	September 21,
2000

*

	Gary Banks	Director	September 21,
2000

/s/ JOHN HAMM

	John Hamm	Director	September 21,
2000

*

	Geoffrey Moore	Director	September 21,
2000

/s/ MICHAEL PEHL

	Michael Pehl	Director	September 21,
2000

*

	Edward Zander	Director	September 21,
2000

*By:	/s/ JEFFREY A. MILLER

Jeffrey A. Miller
Attorney-In-Fact

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